EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Winmark Corporation (the “Company”) on Form 10-Q for the quarter ended September 27, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Anthony D. Ishaug, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Winmark Corporation and will be retained by Winmark Corporation and furnished to the Securities and Exchange Commission upon request.

Date: October 22, 2014	/s/ Anthony D. Ishaug
Anthony D. Ishaug Chief Financial Officer and Treasurer